PRECISION GENETIC MEDICINES THROUGH BASE EDITING Beam Therapeutics NASDAQ: BEAM Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding: the initiation, timing, progress and results of preclinical studies and research and development programs, including the initiation and progress of clinical trials, including our anticipated Phase 1/2 trial designed to assess the safety and efficacy of BEAM-101 for the treatment of sickle cell disease, which we refer to as our BEACON-101 trial; the advancement of our pipeline, including the submission of INDs for BEAM-102 and BEAM-201, and the advancement of BEAM-102, BEAM-201, BEAM-301, additional CAR-T and liver programs, and Stargardt disease program in multiple preclinical studies; our current expectations and anticipated results of operations, including our estimated cash balance as of the end of 2021 and our expected use of capital; the potential activities under license and collaboration agreements and the formation of new collaborations; and the therapeutic applications and potential of our technology, including our potential to develop life-long, curative, precision genetic medicines for patients through base editing, including potential safety advantages, all of which are subject to known and unknown important risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, or industry results to differ materially from those expressed or implied by such forward-looking statements. Therefore, any statements contained herein that are not statements of historical fact may be forward-looking statements and should be evaluated as such. Without limiting the foregoing, the words “anticipate,” “expect,” “suggest,” “plan,” “vision,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “potential,” “should,” “could,” “would,” “may,” “might,” “will,” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Each forward-looking statement is subject to important risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including, without limitation, risks and uncertainties related to: our ability to develop, obtain regulatory approval for, and commercialize our product candidates, which may take longer or cost more than planned; our ability to raise additional funding, which may not be available; our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates; the potential impact of the COVID-19 pandemic; that preclinical testing of our product candidates and preliminary or interim data from preclinical studies and clinical trials may not be predictive of the results or success of ongoing or later clinical trials; that initiation and enrollment of our clinical trials may take longer than expected; that our product candidates may experience manufacturing or supply interruptions or failures; risks related to competitive products; and the other risks and uncertainties identified under the headings “Risk Factors Summary” and “Risk Factors” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2020, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and in any subsequent filings with the Securities and Exchange Commission (the “SEC”) which are available on the SEC’s website at www.sec.gov. Additional information will be made available by our annual and quarterly reports and other filings that we make from time to time with the SEC. These forward-looking statements speak only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. Cautionary note regarding forward-looking statements . 2

Coming era of one-time, curative therapies Gene editing for rare and common diseases Platform for rapidly-programmable precision medicines Our vision is to provide life-long cures for patients suffering from serious diseases 3

Nuclease editing Base editing Yes (guide RNA or ZF/TALE) Yes Random insertions and deletions Base editing is a next-generation approach to gene editing with single base precision Yes (guide RNA) No Predictable single base changes CRISPR, Zinc Fingers, TALEs 4 Precise targeting? Double strand breaks? Editing predictability?

Single base DNA variants drive health outcomes Common disease Single base changes drive risk and protection from common diseases Rare disease Over half of genetic disease mutations are point mutations 5

Base editing is a highly-differentiated, potentially best-in-class gene editing technology 6 Biology B Application A Specificity S Efficiency E Gene correction, activation, silencing, modification Simultaneous “multiplex” editing at many sites Highly specific and predictable editing profile Avoid genotoxicity and chromosomal aberrations associated with double-stranded DNA breaks High levels of editing in any cell type, including non-dividing cells Direct, durable editing of single DNA base pairs A T ▲ A G CRISPR Protein Deaminase Guide RNA

We are establishing a leading platform for precision genetic medicine Payload Manufacturing Delivery 7 Suite of gene editing technologies Base editing Nuclease editing RNA editing Prime editing Suite of delivery technologies Autologous cell therapy Allogeneic cell therapy mRNA LNP vectors Viral vectors Wholly-owned manufacturing capability 100,000 square foot GMP clinical/commercial facility in NC, phased build, anticipated to be operational in 2023

$300M upfront $1B+ in potential milestones 4-year research term; Pfizer option at DC nomination 3 targets, not included in Beam’s current programs Leverages Beam delivery technologies to target liver, muscle, CNS Beam option at end of P1/2 for 35% WW cost/net profit split on any one program Strategic collaboration with Pfizer for in vivo base editing Leadership in next-generation base editing technology and mRNA/LNP delivery platform Global leader in design, development, and commercialization of novel medicines, including mRNA/LNP expertise Including the upfront payment from this deal, our cash1 balance as of year-end 2021 was ~$1.2 billion2 8 1. Cash, cash equivalents and marketable securities; 2. Amount is preliminary, has not been audited and is subject to change upon completion of the audit of our consolidated financial statements as of and for the year ended December 31, 2021.

Additional strategic collaborations broaden therapeutic opportunities and unlock value in Beam platform 9 Base editing for the prevention of cardiovascular disease Beam opt-in to 50% of US rights after Phase 1 Base editing for the treatment of complement mediated diseases $75M in upfront and near-term payments Beam opt-in to 50% of US rights after Phase 1 on one program Non-exclusive collaboration for non-genotoxic conditioning in combination with BEAM-101 and BEAM-102 Exclusive rights to prime editing for transition mutations (~30% of all mutations) and sickle correction Non-exclusive out-license of Cas12b nuclease applications* (eg, CAR insertion) for certain engineered cell therapies $50M upfront *Excludes base editing

Diversified portfolio of base editing programs

Beam THERAPEUTICS

DELIVERY	PROGRAM / DISEASE		EDITING APPROACH	RESEARCH	LEAD OPTIMIZATION	IND ENABLING	PHASE I/II	PIVOTAL
Ex vivo HSCs	BEAM-101	Sickle Cell Disease Beta Thalassemia	Activation of fetal hemoglobin					
	BEAM-102	Sickle Cell Disease	Correction of HbS sickle mutation					
Ex vivo T cells	BEAM-201	T-cell ALL CD7+ AML	Multiplex silenced CD7 CAR-T					
	T-cell Lymphoma		Multiplex silenced CD5 CAR-T					
In vivo LNP	BEAM-301	Glycogen Storage Disease Ia	Correction of R83C mutation					
	Alpha-1 Antitrypsin Deficiency		Correction of E342K mutation					
	Glycogen Storage Disease Ia		Correction of Q347X mutation					
	Hepatitis B Virus		Multiplex silencing					
	Complement Pathway (Apellis)		Undisclosed					
	3 undisclosed targets (Pfizer)		Undisclosed					
AAV	Stargardt Disease		Correction of G1961E mutation					

LNP = Lipid Nanoparticle; AAV = Adeno Associated Virus; HSC = Hematopoietic Stem Cell; ALL = Acute Lymphoblastic Leukemia; AML = Acute Myeloid Leukemia

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✓ Key progress and anticipated milestones 2021 Achievements 2022 Milestones ✓ FDA clearance of the BEAM-101 IND ✓ Beam LNP data in non-human primates ✓ First liver DC, BEAM-301: GSDIa R83C ✓ IND-enabling studies for BEAM-102 ✓ IND-enabling studies for BEAM-201 ✓ Non-human primate studies for Stargardt 11 Submit IND for BEAM-102 in 2H 2022 Initiate IND-enabling studies for BEAM-301 Nominate 2nd liver development candidate First subject enrolled for BEAM-101 in 2H 2022 Submit IND for BEAM-201 in 2H 2022 Nominate 2nd CAR-T development candidate Form additional strategic platform partnerships (Pfizer) ✓ Apellis and Sana partnerships

Autologous ex vivo cell process for editing hematopoietic stem cells Collect cells Electroporate Infuse cell product Condition patient Sickle Cell Disease Patient Sickle Cell Disease Patient 3 4 1 2 12 Program-specific gRNA and base editor mRNA

BEAM-101: High levels of editing and robust HbF induction after long-term *in vivo* engraftment

Sickle Cell Disease: 100,000 patients in the US; severe pain, organ damage, early mortality



HBG2
HBG1
HBB
A → G
Sickle hemoglobin gene

Base editor edits regulatory element of both fetal hemoglobin genes, without cutting DNA

>90% base editing at *HBG1/2* promoters in multilineage cells[1]



Base Editing (%)
100
90
80
70
60
50
40
30
20
10
0
Unedited
Edited

>65% gamma globin protein levels in sorted erythroid cells[2]



γ-globin/Total β-like globins (%)
100
90
80
70
60
50
40
30
20
10
0
Unedited
Edited

Presented at ASGCT 2020; Edited human HSPCs analyzed 16 weeks after infusion in NBSGW mice (Mean±SEM, n=4-6);
1. Sorted human Lineage-CD34+ bulk bone marrow; 2. Sorted erythroid cells (GlyA+)

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BEAM-101 is the first clinical base editing program Safety endpoints Proportion of patients with successful neutrophil engraftment by day 42 Safety and tolerability assessments Efficacy endpoints Severe vaso-occlusive events Transfusion requirements Hemoglobin F levels Quality of life and ability to function Mobilization & Manufacturing Conditioning and Transplant Safety, Efficacy and Engraftment Evaluations Long-Term Safety Study Inclusion criteria Patients with severe sickle cell disease (SCD) with prior treatment with at least one disease-modifying agent with inadequate response or intolerance Age ≥18 to ≤35 years for initial cohort Phase 1/2 study Follow up study 14 BEACON-101 Phase 1/2 Study Design

BEAM-102: High editing of sickle mutation led to significant elimination of HbS globin in patient donor cells

Sickle Cell Disease: 100,000 patients in the US; severe pain, organ damage, early mortality

Sickle β-globin (Disease)


HBB
C A C
G T G

Makassar β-globin (Normal)


HBB
C G C
G C G

>80% editing of HbS mutation


Percent of total β-globin
100
90
80
70
60
50
40
30
20
10
0
Unedited
80% editing
Sickle Globin (HbS)
Makassar Globin (HbG)

Elimination of sickling under low oxygen conditions



Unedited Edited

Presented at ASGCT 2020; Sickle (HbS) and Makassar variant globin protein, at varying bulk levels of Makassar editing assessed by NGS, was measured by UPLC and expressed as a fraction of total beta globin in 18 day mature RBCs derived from edited HbSS CD34+s. UPLC was conducted on n = 2 for each bulk editing condition. CD34+ HbSS cells were edited and subsequently differentiated to generate mature erythroid red blood cells and exposed to low oxygen conditions (<2%) in a hypoxic chamber. Image is representative of n=2 different sickling assays from n=2 independent donors that were successfully edited at high levels (>80% by NGS) and confirmed to have near 90% Makassar globin by UPLC.

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Uniquely positioned to potentially create best-in-class regimens for SCD patients, now and in the future Precise gene editing (non-cutting, non-viral) BEAM-101 BEAM-102 HSC conditioning with targeted antibodies (less toxic) In vivo editing after infusion of HSC-targeted LNPs (no transplant) 16 Wave 1 Base Editing + HSC Transplant Wave 2 Improved Conditioning Wave 3 In vivo Delivery

Developing LNPs for the delivery of mRNA to Hematopoietic Stem & Progenitor Cells (HSPCs) Proprietary technology for high throughput LNP screening for delivery beyond the liver Each nanoparticle contains mRNA payload plus a unique DNA barcode Simultaneous in vivo screening of LNPs to select formulations capable of targeting diverse tissues 17 Presented at TIDES 2021; Cre-reporter mice (N=2-4);

Allogeneic multiplex edited CAR-T cell process Collect T-cells Electroporate and transduce Lymphodeplete and infuse Expand and freeze Healthy donor Multiple cancer patients Editor mRNA gRNA #1 gRNA #2 gRNA #3 gRNA #4 Lentiviral CAR 3 4 1 2 18

Significant advantages of multiplex base editing without double strand breaks

Chromosomal rearrangements

Percent of cells with translocations[1]


22%
0%
Base editing
Nuclease

4 edits: TRAC, CD52, PD1, CD7

Impact on cell expansion

Percent yield after editing[2]


40% reduction after 3 edits
Base editing
Nuclease

3 edits: TRAC, B2M, PD1

DNA damage response to editing (apoptosis and p53 pathway)

Gene expression changes after editing


Statistical significance
effect size: $\log_2$FC
78 genes for apoptosis, DNA damage, and p53 pathways
Base editing
Nuclease

4 edits: TRAC, CD52, PD1, CD7

1. Base editing versus nuclease editing with the same four guide RNAs measured via G-banded karyotypes from 100 cells; 2. Extensive guide screen across three targets, with BE4 and spCas9 sgRNAs selected for high editing efficiency and expansion in single-plex test, final cell yields compared between 3 edits, normalized to electroporation only control;

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BEAM-201: High level of cell engineering enabled by simultaneous multiplex base editing of four genes

T-Cell Acute Leukemia: 15% of ALL, not treated by B-cell CARTs


Base editor mRNA
CD7 CAR
TRAC gRNA: Prevent graft-vs-host disease
CD52 gRNA: Enable allogeneic cell source
PD1 gRNA: Prolong efficacy
CD7 gRNA: Prevent fratricide from CD7 CAR

Clinical process yields 96-99% editing, >90% quad edited[1]


Total editing (%)
100
80
60
40
20
0
CD52
CD7
PD1
TRAC
CD52
CD7
PD1
TRAC
Unedited
BEAM-201

Potent in vivo tumor clearance or control across a 25-fold dose[2]


Randomization
Treatment
Total Flux [p/s]
Time (days)
0
10
20
30
DPBS Vehicle
UTD 1e7 cells/mouse
BEAM-201 7.5e6 cells/mouse
BEAM-201 1.5e6 cells/mouse
BEAM-201 3e5 cells/mouse

Presented at SITC 2020; 1. Simultaneous base editing at four target loci using clinical-scale process as measured by NGS; 2. NSG mice bearing CCRF-CEM-GFP-Luc tumors (Gomez-Silva et al, 2017)

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Clinically validated technology for transient, in vivo delivery to the liver Scalable manufacturing with lower COGS Proprietary Beam formulation showed up to 60% editing in NHPs at clinically-relevant dose of 1.0 mpk Non-viral delivery for in vivo base editing in liver 21 Infuse Formulate LNP Lipid Base editor mRNA gRNA 1 2

BEAM-301: ABE correction of GSDIa R83C mutation associated with improved survival of R83C mice

Glycogen Storage Disease Ia: 900 patients in US with R83C; life-threatening hypoglycemia



A
T
G6PD R83C mutation
G
C
Wildtype G6PD gene

Kaplan-Meier Survival Estimates[1]



Survival of homozygous huG6PC-R83C mice
100
50
0
0
1
2
3
Time (wks)
ABE-treated
Untreated

- **DC nomination in Dec 2021 – Beam's first *in vivo* DC**
- Near-normal serum metabolites, G6PC activity, hepatic morphology and lipid deposition
- Animal models suggest 11% editing may be sufficient for clinical benefit[2]

Presented at ESGCT 2021; 1. Homozygous huG6PC-R83C mice untreated or treated with LNP via temporal vein shortly after birth, and untreated mice survived less than 3 days with glucose therapy; 2. Chou & Mansfield. 2007. Curr. Gen. Ther.

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In vivo direct correction of A1AT mutation with base editing designed to address liver and lung disease

Beam THERAPEUTICS

Alpha-1 Anti-trypsin Deficiency: 60,000 ZZ patients in US[1]; severe progressive lung and liver disease


A
T
E342K (PiZ) mutation
G
C
Wildtype SERPINA1 gene

Reduction in toxic liver aggregates


PAS-D+ Area (%)
80
70
60
50
40
30
20
10
0
Control
Correction

4.9-fold increase in functional A1AT secretion


Control
Correction Group
A1AT (ug/ml)
3000
2000
1000
0
0
20
40
60
80
Days

Presented at ASGCT 2020; Editing in NSG-PiZ mice with either control (PCSK9) or correction (E342K) results in above results

1. The most severe form of Alpha-1 arises when a patient has an E342K (PiZ) point mutation in both copies of the SERPINA1 gene, where two copies are designated ZZ.

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Current antivirals do not eliminate the HBV genome, leading to viral rebound and preventing cure Multiplex base editing has potential to silence covalently closed circular DNA (cccDNA) Base editing also has potential to silence HBV integrated in human genome, without fear of chromosomal rearrangements caused by double-stranded DNA breaks Multiplex base editing of hepatitis B virus genome reduced viral markers and prevented rebound Base editing caused reduction of viral antigens and prevention of viral rebound, unlike lamivudine 24 Hepatitis B: 850,000 US patients living with chronic hepatitis B; nearly 300 million worldwide Presented at International HBV Meeting 2021; Data shown from primary hepatocyte co-cultures;

Meet the Beam Team Significant team track record in discovery, development, approval of first-in-class medicines 25 John Evans Chief Executive Officer Giuseppe Ciaramella, PhD President, Chief Scientific Officer Courtney Wallace Chief Business Officer Susan O’Connor Chief Human Resources Officer Christine Bellon PhD, JD Chief Legal Officer Suzanne Fleming Chief Accounting Officer Terry-Ann Burrell Chief Financial Officer Brian Riley SVP, Technical Operations Amy Simon, MD Chief Medical Officer Manmohan Singh, PhD SVP, Pharmaceutical Sciences and Delivery Technologies

Thank you 26